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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                              AMENDMENT NO. 1

                                      TO

                               FORM 8-K/A No. 1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  March 1, 1996


                         REGIONS FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





   Delaware                           0-6159                   63-0589368
---------------                    ------------           ------------------
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)            Identification No.)
incorporation)




                             417 North 20th Street
                          Birmingham, Alabama  35203
         -------------------------------------------------------------
         (Address, including zip code, of principal executive offices)

                                 (205) 326-7100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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Item 2.         Acquisition or Disposition of Assets.

        On March 1, 1996, (the "Effective Date"), Regions Financial Corporation ("Regions") completed the combination with First National Bancorp ("FNB"). The combination was accomplished by means of the merger ("the Merger") of FNB with and into Regions Merger Subsidiary, Inc. ("Merger Corp"), a newly-formed subsidiary of Regions, pursuant to the Agreement and Plan of Reorganization between Regions and FNB dated as of October 22, 1995 (the "Agreement"), and the related Plan of Merger between FNB and Merger Corp dated as of February 22, 1996. As a result of the Merger, Merger Corp as successor to FNB is a wholly owned operating subsidiary of Regions. In conjunction with and as a part of the Merger, each of the 20,947,510 shares of FNB common stock was converted into 0.76 of a share of Regions common stock. Immediately prior to the Effective Date, Regions had 46,399,356 shares of common stock issued, including 160,000 shares of treasury stock; 15,920,108 shares of Regions common stock resulted from the conversion of FNB common stock; and 62,159,464 shares of Regions common stock were issued and outstanding immediately following the Merger.

        The consideration given by Regions to FNB stockholders in the Merger was determined in arms-length negotiations between Regions and FNB. There were no material relationships between Regions and FNB, or between the affiliates, directors and officers of Regions and their associates, on the one side, and the affiliates, directors and officers of FNB and their associates, on the other side. Regions attempted to agree upon an exchange ratio that would be sufficiently attractive to FNB to induce FNB's agreement, and not be detrimental to Region's existing stockholders. Regions also took into account the trading price of its common stock at the time it entered into the Agreement.

        FNB was a bank holding company based in Gainesville, Georgia with assets of approximately $3.1 billion as of December 31, 1995, with 55 banking offices in Georgia and nine in Florida.

        The plant, equipment, and other physical property acquired by Regions in the Merger is not material.
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Item 7.         Financial Statements and Exhibits.

        (a) Financial statements of businesses acquired. Historical financial statements of First National Bancorp are included as Exhibit 99.2

        (b) Pro Forma financial information. Unaudited Pro Forma financial information of Regions Financial Corporation is included as Exhibit 99.3.

        (c) Exhibits. The exhibits listed in the exhibit index are filed as a part of or incorporated by reference in this current report on Form 8-K.

                                  SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this amendment No. 1 to report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                Regions Financial Corporation (Registrant)

                                By:     /s/ Robert P. Houston
                                        Executive Vice President and
                                        Comptroller


Date: March 28, 1996
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                                EXHIBIT INDEX



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                                                                Sequential
Exhibit                                                         Page No.

2.1             Agreement and Plan of Reorganization dated as of October
22, 1995 by and between Regions Financial Corporation and First National Bancorp - incorporated by reference from Regions's Registration Statement on Form S-4, No. 33-64549, filed under the Securities Act of 1933.

2.2 Plan of Merger dated as of February 22, 1996, by and between First National Bancorp and Regions Merger Subsidiary, Inc. - incorporated by reference from Regions Registration Statement on Form S-4, No. 33-64549, filed under the Securities Act of 1933.

23.1            Consent of KPMG Peat Marwick LLP.

23.2            Consent of Hacker, Johnson, Cohen & Grieb.

99.1            Press Release dated March 1, 1996.

99.2            Historical Financial Statements of First National Bancorp.

99.3            Unaudited Pro Forma Financial Information of Regions Financial
                Corporation.

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